UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2022 (February 27, 2022)

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K of Avangrid, Inc. (the “Corporation”) filed with the U.S. Securities and Exchange Commission on March 3, 2022 (the “Original Form 8-K”), which, among other things, reported the appointment of Pedro Azagra Blázquez to serve as Chief Executive Officer of the Corporation. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is being filed solely to provide the information called for by Item 5.02(c)(3) of Form 8-K that had not been determined at the time of filing of the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2022, the Board of Directors of the Company (the “Board”), upon recommendation of its Compensation, Nominating and Corporate Governance Committee (the “Committee”), appointed Pedro Azagra Blázquez as Chief Executive Officer of the Company, effective the date Mr. Arriola ends his service as Chief Executive Officer of the Company. Mr. Azagra Blázquez will continue to serve as a member of the Board and the Executive and Special Committees of the Board.

Mr. Azagra Blázquez, age 53, currently serves as the Chief Development Officer of Iberdrola, S.A. (“Iberdrola”), a leading energy company and the Company’s controlling shareholder, a position he has held since 2008. Mr. Azagra Blázquez previously served as Iberdrola’s Director of Strategy. He has also served as Professor of Corporate Finance and Mergers and Acquisitions at Universidad Pontificia de Comillas, in Madrid, Spain, since 1998. Mr. Azagra Blázquez formerly served on the board of directors of Siemens Gamesa Renewable Energy, S.A. He earned a business degree and a law degree from Universidad Pontificia de Comillas and an M.B.A. from the University of Chicago. Mr. Azagra Blázquez has served as a member of the Company’s Board since 2019 and previously served as a member of the Board from 2014 until 2018. In addition, Mr. Azagra Blázquez serves as a member of the board of directors of Neoenergia, S.A., a member of the Iberdrola group of companies listed on the São Paulo Stock Exchange.

As previously disclosed, the Company and Iberdrola are parties to a shareholders agreement, dated December 16, 2015, entered into in connection with the completion of the acquisition by the Company of UIL Holdings Corporation pursuant to a merger agreement (the “Shareholders Agreement”). The Shareholders Agreement sets forth certain governance arrangements and contains various provisions relating to, among other things, representation on the Board, minority protections that limit the disposal or transfer of shares of the Company by Iberdrola, registration rights, preemptive rights and protections for the Company relating to affiliate transactions, competitive business opportunities, and certain information and access rights. In addition, the Company has entered into certain transactions with Iberdrola, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2021, and the current report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2021.

On June 6, 2022, Avangrid Management Company, LLC (“AMC”), a wholly-owned subsidiary of the Corporation, entered into an employment agreement (the “Employment Agreement”) with Mr. Azagra Blázquez in connection with his appointment as Chief Executive Officer. Pursuant to the terms of the Employment Agreement, Mr. Azagra Blázquez will receive an annual base salary of $1,150,000.00, subject to annual review. Mr. Azagra Blázquez will be eligible to participate in the Corporation’s Executive Variable Pay (“EVP”) Plan with an annual incentive target equal to 100% of his annual base salary and a maximum incentive opportunity of 200% of his annual base salary. Mr. Azagra Blázquez will be eligible to participate in the Corporation’s 2020 – 2022 Long-Term Incentive Plan and will receive a grant of 48,610 performance share units with respect to the 2020 – 2022 performance period. Mr. Azagra Blázquez will receive a one-time grant of 25,000 time-based restricted stock units with 12,500 restricted stock units vesting in January 2023 and 12,500 restricted stock units vesting in January 2024, subject to Mr. Azagra Blázquez’s continued employment with the Corporation. In addition, Mr. Azagra Blázquez will receive a special one-time transition and employment inducement award of $100,000. He will also be eligible to participate in the Corporation’s other employee benefit and welfare plans and arrangements on the same terms as the Corporation’s other executive officers.

In the event Mr. Azagra Blázquez’s employment is terminated by the Corporation without Cause or by Mr. Azagra Blázquez for Good Reason (as such terms are defined in the Employment Agreement), Mr. Azagra Blázquez would receive a severance payment equal to two times his annual salary and target EVP Plan award and accelerated vesting of certain equity awards.

The agreement also includes customary confidentiality, non-competition, and non-solicitation provisions.

The foregoing description is only a summary of the material provisions of the Employment Agreement and is qualified in its entirety by reference to the full text of such agreement, copy of which will be filed by the Corporation as an exhibit to its quarterly report on Form 10-Q for the quarterly period ending June 30, 2022.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 3, 2022 (Incorporated by reference to Exhibit 99.1 to the Avangrid, Inc. Current Report on Form 8-K as filed with the SEC on March 3, 2022)

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Corporate Secretary

Dated: June 10, 2022

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